UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005
                                                         -----------------

                          Theater Xtreme Entertainment
                                   Group, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Florida                      000-26845               65-0913583
-------------------------------   ------------------------- --------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)


    250 Corporate Boulevard, Suites E & F, Newark, Delaware           19702
    ------------------------------------------------------         -----------
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (302) 455-1334
                                                       ---------------

                          BF Acquisition Group II, Inc.
                              319 Clemantis Street
                                    Suite 812
                         West Palm Beach, Florida 33401
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

         See discussion below under Item 2.01.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         On February 11, 2005, Theater Xtreme, Inc., a Delaware corporation ("Theater"), merged with and into the Registrant, with the Registrant as the surviving corporation (the "Merger"). Pursuant to the Merger, the Registrant changed its name from BF Acquisition Group II, Inc. to Theater Xtreme Entertainment Group, Inc.

         Headquartered in Newark, Delaware, the surviving corporation will continue Theater's historical business of being a home and theater furnishings store with the mission of giving home entertainment consumers an affordable means to design a true home theater lifestyle. Theater also assists in installation and design of the home theater system.

         The Merger was effective pursuant to an Agreement and Plan of Merger by and among Theater, the Registrant, Scott Oglum, William Colucci and David Bovi dated February 11, 2005 (the "Merger Agreement"). Pursuant to the Merger Agreement, Theater stockholders received 4.6 shares of the Registrant's common stock par value $.001 per share for each share of common stock they held in Theater. The nature and amount of consideration paid in connection with the acquisition was determined based on arms-length negotiations between the Registrant and Theater.

         Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by the Registrant for the new monetary assets of Theater, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, Theater, are those of the legal acquiree, the Registrant, which are considered to be the accounting acquirer.

         Assets acquired by the Registrant in the Merger consist primarily of the home and theater furnishings business. The Registrant will continue to use such assets in the same manner as the assets were used by Theater.

         William Colucci and David Bovi who are principal shareholders of the Registrant, are also principal shareholders of Universal Capital Management, Inc. which will receive 575,000 shares in the Merger for services rendered.

Item 3.02.  Unregistered Sales of Equity Securities.

         Pursuant to the Merger Agreement, the four stockholders of Theater are entitled to receive, in the aggregate, 9,875,000 shares of common stock, par value $.001 of the Registrant, one holder of an option to purchase common stock of Theater is entitled to receive an option to purchase 230,000 shares of common stock of the Registrant, and two holders of convertible debt of Theater are entitled to convert their debt into 1,495,000 shares of the common stock of the Registrant in the aggregate. The common stock to be issued in the Merger is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) because of the limited number and type of persons to whom such securities will be issued, and because such issuance will not involve a public offering.

Item 5.01.  Changes in Control of Registrant.

         Immediately following the Merger, Mr. Oglum held 8,050,000 or 68.8% of the outstanding shares of the Registrant (60% on a fully diluted basis). William Colucci and David Bovi who previously controlled the Registrant, collectively own 1,125,000 or 9.6% of the outstanding shares of the Registrant (8% on a fully diluted basis).


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         Also, pursuant to the terms of the Merger Agreement, Mr. Colucci resigned as sole director, President, Secretary and Treasurer of the Registrant and Mr. Oglum became sole director and President of the Registrant.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As set forth in Item 5.01 above, Scott Oglum, 48, took over as President of the Registrant effective February 11, 2005. From September 1988 to September 2001, Mr. Oglum served as President of Second Source Computer Center, Inc., a franchisor of used computer stores operating on the east coast. Mr. Oglum opened the first TheaterXtreme(R) retail store on September 1, 2003 and served as President of TheaterXtreme until the Merger.

         Also effective February 11, 2005, Dale Gravatt, 55, became Treasurer of the Registrant. Mr. Gravatt has been in private practice as a CPA since September 2001. Prior to that time, Mr. Gravatt was employed by the CPA firm Wm. Hutchings & Associates from January 1998 through September 2001.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         The Articles of Incorporation and Bylaws of the Registrant were amended to reflect the change in name from BF Acquisition Group II, Inc. to Theater Xtreme Entertainment Group, Inc. effective February 11, 2005.

Item 9.01.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     (b)  Pro forma Financial Information.

         Pursuant to Item 9.01, the Registrant is required to file certain financial statements and certain pro forma financial information with respect to the Merger. As of the date hereof, it is impractical to provide such financial statements, including the notes thereto, as well as the required pro forma financial information. The Registrant expects to file all such required financial statements and pro forma financial information as soon as it is practicable, and in any event within the time period required by Item 9.01.

     (c)  Exhibits

Number                     Description of Document
------                     ------------------------

2.1 Agreement and Plan of Merger by and between Theater Xtreme, Inc., BF Acquisition Group II, Inc., Scott Oglum, William R. Colucci and David
         M. Bovi dated February 11, 2005

3.1 Certificate of Merger of Theater Xtreme, Inc. with and into BF Acquisition Group II, Inc. as filed with the Florida Department of State on February 11, 2005

3.2      Amended and Restated Bylaws of Theater Xtreme Entertainment Group, Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Theater Xtreme Entertainment Group, Inc.
                                        (Registrant)

February 17, 2005                       By:     /s/ Scott Oglum
                                                --------------------------------
                                        Name:   Scott Oglum
                                        Title:  President




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